Exhibit 10.15

FIRST AMENDMENT TO CREDIT

AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 9,, 2013 (this "Amendment"), is among SPARTAN MOTORS, INC., SPARTAN MOTORS CHASSIS, INC., CRIMSON FIRE, INC., CRIMSON FIRE AERIALS, INC., CLASSIC FIRE, LLC and UTILIMASTER CORPORATION (collectively, "Borrowers"), the LENDERS party hereto, and WELLS FARGO BANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

INTRODUCTION

The Borrowers, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of December 16, 2011 (as amended or modified from time to time, the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement as set forth herein, and the Lenders are willing to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT

Upon the satisfaction of the conditions specified in Article 3 hereof, the Credit Agreement is amended as of the date hereof as follows:

1.1     The following definition in Section 1.01 of the Credit Agreement is restated as follows: "Loan Parties" means the Borrowers and the Guarantors, and "Loan Party" shall mean any of them.

1.2     Section 1.01 of the Credit Agreement is amended by adding the following definitions thereto in appropriate alphabetical order:

"Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

"Excluded Swap Obligation" means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Loan Party for or the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (i) by virtue of such Loan Party's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the guarantee of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Loan Party, including under Section 22 of the Loan Party Guaranty) or (ii) in the case of a Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Loan Party is a "financial entity," as defined in Section 2(h)(7)(C)(i) of the Commodity Exchange Act (or any successor provision thereto) at the time the liability for or the guarantee of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition.

"Swap Obligation" means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act.

1.3     Section 2.06(b) of the Credit Agreement is restated as follows:

(b)     Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the applicable Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c)  of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the applicable Borrower also shall submit a letter of credit application on such Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the applicable Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $15,000,000 and (ii) the total Revolving Credit Exposures shall not exceed the total Commitments.

ARTICLE 2. REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment, each Borrower represents and warrants that:

2.1     The execution, delivery and performance by each Borrower of this Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, and are not in material contravention of any applicable law, or of the terms of the any Borrower's bylaws or other charter documents, or of any material contractual obligation of any Borrower and will not result in the imposition of any Lien on any of its property or of the property of any of its Subsidiaries.

2.2     This Amendment is the legal, valid and binding obligation of the each Borrower, enforceable against each Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.3     After giving effect to this Amendment, the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date hereof (other than those representations and warranties that by their terms speak as of a particular date, which representations and warranties shall be true and correct as of such particular date).

2.4     After giving effect to this Amendment, no Unmatured Default or Event of Default exists or has occurred and is continuing on the date hereof.

ARTICLE 3. CONDITIONS PRECEDENT.

This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:

3.1     This Amendment shall be executed by each of the Borrower and the Required Lenders.

3.2     The Consent and Agreement attached hereto shall be executed by the Guarantor.

3.3     The Administrative Agent shall have received an amendment to the Guaranty and other customary instruments as the Administrative Agent may reasonably request.

3.4     The Borrowers shall have satisfied such other conditions as may be reasonably required by the Administrative Agent.

ARTICLE 4. MISCELLANEOUS

4.1     All references in any Loan Document to the Credit Agreement shall be deemed references to the Credit Agreement as amended hereby and as further amended or modified from time to time.

4.2     Except as expressly amended hereby, each Borrower agrees that all Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document.

4.3     Each Lender authorizes the Administrative Agent to execute the amendment to the Guaranty in the form distributed to the Lenders in connection with this Amendment, both as Administrative Agent and on behalf of the Lenders.

4.4     Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment is a Loan Document. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan. This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument, and signatures sent by facsimile or other electronic imaging shall be enforceable as originals.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first-above written.

SPARTAN MOTORS, INC.

By:	/s/ Lori Wade
Name:	Lori Wade
Title:	Chief Financial Officer and Treasurer

SPARTAN MOTORS CHASSIS, INC.

By:	/s/ Lori Wade
Name:	Lori Wade
Title:	Treasurer

CRIMSON FIRE, INC.

By:	/s/ Lori Wade
Name:	Lori Wade
Title:	Treasurer

CRIMSON FIRE AERIALS, INC.

By:	/s/ Lori Wade
Name:	Lori Wade
Title:	Treasurer

CLASSIC FIRE, LLC

By:	/s/ Lori Wade
Name:	Lori Wade
Title:	Treasurer

UTILIMASTER CORPORATION

By:	/s/ Lori Wade
Name:	Lori Wade
Title:	Treasurer

WELLS FARGO BANK, N.A.,
individually and as Administrative Agent, a Swingline Lender and an Issuing Bank

By:	/s/ Charles W. Lott
Name:	Charles W. Lott
Title:	SVP

JPMORGAN CHASE BANK, N.A.,
individually and as a Swingline Lender and an Issuing Bank

By:	/s/ James Keyes
Name:	James Keyes
Title:	Vice President

CONSENT AND AGREEMENT

As of the date and year first above written, the undersigned hereby: (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby; (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and (c) represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any applicable law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, except where such contravention would not reasonably be expected to result in a Material Adverse Effect and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

UTILIMASTER HOLDINGS, INC.

By:	/s/ Lori Wade

Its:	Treasurer